EXHIBIT NO. 99.2 TO SCHEDULE 13G

JOINT FILING AGREEMENT

August 31, 2022

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to such statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entity or person, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: August 31, 2022

MORGAN STANLEY

By:	/s/ Mustufa Salehbhai
Name: Mustufa Salehbhai
Title: Managing Director

NHTV ATLANTA HOLDINGS LP
By: Project Atlanta GP LLC, its general partner
By: North Haven Tactical Value LP, its managing member
By: MS Tactical Value Fund GP LP, its general partner
By: MS Tactical Value Fund GP Inc., its general partner

By:	/s/ Tia Lowe
Name: Tia Lowe
Title: Vice President of MS Tactical Value Fund GP Inc.

MS TACTICAL VALUE FUND GP INC.

By:	/s/ Tia Lowe
Name: Tia Lowe
Title: Vice President of MS Tactical Value Fund GP Inc.

MS TACTICAL VALUE FUND GP LP
By: MS Tactical Value Fund GP Inc., its general partner

By:	/s/ Tia Lowe
Name: Tia Lowe
Title: Vice President of MS Tactical Value Fund GP Inc.

NORTH HAVEN TACTICAL VALUE FUND LP

By: MS Tactical Value Fund GP LP, its general partner
By: MS Tactical Value Fund GP Inc., its general partner

By:	/s/ Tia Lowe
Name: Tia Lowe
Title: Vice President of MS Tactical Value Fund GP Inc.

PROJECT ATLANTA GP LLC

By: North Haven Tactical Value LP, its managing member
By: MS Tactical Value Fund GP LP, its general partner
By: MS Tactical Value Fund GP Inc., its general partner

By:	/s/ Tia Lowe
Name: Tia Lowe
Title: Vice President of MS Tactical Value Fund GP Inc.